                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) DECEMBER 30, 2005


                               EMRISE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                   001-10346                    77-0226211
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

        9485 HAVEN AVENUE, SUITE 100, RANCHO CUCAMONGA, CALIFORNIA 91730
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (909) 987-9220

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Effective December 30, 2005, the board of directors and compensation committee of Emrise Corporation ("Emrise") granted ten-year options to purchase up to an aggregate of 625,000 shares of Emrise common stock to 33 officers, directors and employees. The options vested immediately and have an exercise price of $2.00 per share. The closing sale price of a share of Emrise common stock on December 29, 2005 was $1.14.

         The options granted included non-qualified options to purchase 35,000 shares of Emrise common stock granted to each of Laurence P. Finnegan, Jr. and Otis W. Baskin, who are Emrise's two non-employee directors. The options granted also included incentive stock options to purchase 50,000 shares of Emrise common stock granted to each of: Carmine T. Oliva, Emrise's Chairman, Chief Executive Officer and President; Randolph D. Foote, Emrise's Chief Financial Officer; and Graham Jefferies, Emrise's Chief Operating Officer.

         Emrise's general forms of incentive and non-qualified stock options for its Amended and Restated 2000 Stock Option Plan are attached as exhibits to this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired.

                  Not applicable.

         (b) Pro Forma Financial Information.

                  Not applicable.

         (c) Shell Company Transactions.

                  Not applicable.

         (d) Exhibits.

                  Number   Description
                  ------   -----------

                  10.1 Form of Incentive Stock Option Agreement under Amended and Restated 2000 Stock Option Plan

                  10.2 Form of Non-Qualified Stock Option Agreement under Amended and Restated 2000 Stock Option Plan

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 4, 2006                EMRISE CORPORATION

                                      By: /s/ RANDOLPH D. FOOTE
                                          --------------------------------------
                                      Randolph D. Foote, Chief Financial Officer

                         EXHIBITS FILED WITH THIS REPORT

Number   Description
------   -----------

10.1 Form of Incentive Stock Option Agreement under Amended and Restated 2000 Stock Option Plan

10.2 Form of Non-Qualified Stock Option Agreement under Amended and Restated 2000 Stock Option Plan